Exhibit 32
Section 906 Certification
CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Rohm and Haas Company (“Rohm and Haas”) on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of Rohm and Haas hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Rohm and Haas as of and for the periods covered by the Report.
/s/ Raj L. Gupta
Raj L. Gupta
Chairman and Chief Executive Officer
Rohm and Haas Company
July 25, 2008
/s/ Jacques M. Croisetiere
Jacques M. Croisetiere
Executive Vice President, Chief Financial Officer and Chief Strategy Officer
Rohm and Haas Company
July 25, 2008